UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 2018

CytoDyn Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-49908	75-3056237
(State or other jurisdiction of incorporation)	(SEC File Number)	(I.R.S. Employer Identification No.)

1111 Main Street, Suite 660 Vancouver, Washington		98660
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (360) 980-8524

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure in Item 8.01 of this Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01	Other Events

CytoDyn Inc. (the “Company”) previously reported its tender offer (the “Warrant Tender Offer”) for certain outstanding series of eligible warrants, offering the holders of such warrants the opportunity to amend and exercise their warrants at a reduced exercise price of $0.50 per share of common stock. The Warrant Tender Offer was made upon the terms and subject to the conditions set forth in the Offer to Amend and Exercise Warrants to Purchase Common Stock of CytoDyn Inc., as amended, previously mailed to the holders of eligible warrants on November 24, 2017, and which was included in the Company’s Schedule TO-I initially filed with the Securities and Exchange Commission (the “SEC”) on November 24, 2017.

At 5:00 P.M. (Eastern time) on March 23, 2018, the offering period and withdrawal rights for the Warrant Tender Offer expired. Upon completion of the Warrant Tender Offer, 77 Original Warrants to purchase up to 3,027,263 shares of common stock had been validly tendered and not withdrawn in the Warrant Tender Offer, for gross cash proceeds to the Company of approximately $1.5 million. Solicitation fees of approximately $73,000 were paid to the solicitating agent in the Warrant Tender Offer.

556,678 of the shares of common stock sold to investors in the Warrant Tender Offer were sold pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-223195) declared effective on March 7, 2018, including the prospectus supplement dated March 7, 2018 thereunder. The remaining 2,470,585 shares of common stock were sold to accredited investors in reliance upon the exemption provided by Rule 506 of Regulation D and Section 4(a)(2) of the Securities Act of 1933, as amended.

Accordingly, the Company is instructing its transfer agent to issue an aggregate of 3,027,263 shares of common stock to participants in the Warrant Tender Offer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CytoDyn Inc.

March 26, 2018	By:	/s/ Michael D. Mulholland
	Name:	Michael D. Mulholland
	Title:	Chief Financial Officer